UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 5, 2006

Adolor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30039	31-1429198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Pennsylvania Drive, Exton, PA	19341
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 595-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 5, 2006, Adolor Corporation (the “Company”) and GlaxoSmithKline issued a press release announcing initial top line results from two Phase 3 studies of Entereg® (alvimopan) for the treatment of opioid-induced bowel dysfunction (OBD) in patients with chronic non-cancer pain. The companies also announced results from a Phase 2b investigation of the effects of Entereg in cancer patients treated with opioid analgesics. The press release issued by the Company is filed as Exhibit 99.1 to this Report and incorporated herein by reference. On September 5, 2006, the Company hosted a webcast and slide presentation. A copy of the slides discussed during the webcast is filed as Exhibit 99.2 to this Report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press release of the Company and GlaxoSmithKline, dated September 5, 2006

99.2	Slides discussed during the Company’s webcast on September 5, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADOLOR CORPORATION

By	/s/ Thomas P. Hess
Name:	Thomas Hess
Title:	Vice President, Finance and Chief Financial Officer

Dated: September 5, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of the Company and GlaxoSmitKline, dated September 5, 2006

99.2	Slides discussed during the Company’s webcast on September 5, 2006